Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
11.	Income Taxes
Our effective tax rate (“ETR”) from continuing operations was 6.2% and 3.1% for the three and six months ended March 31, 2025, respectively, and 0.6% and
-2.1%
for the three and six months ended March 31, 2024, respectively. The Company’s ETR during the three months ended March 31, 2025 decreased from the prior year rate, primarily as a result of certain tax depreciation differences, state taxes, and changes in the valuation allowance against federal and state net operating losses.
We continue to maintain a valuation allowance on a portion of our federal and state net operating losses in jurisdictions with shortened carryforward periods or in jurisdictions where our operations have significantly decreased as compared to prior years in which the net operating losses were generated.
As of March 31, 2025, the Company had aggregate federal and state net operating loss carryforwards of approximately $276.2 million and $146.6 million, respectively, which expire in 2030-2038 and 2024-2043, respectively. Approximately $0.5 million of state net operating loss carryforwards are expected to expire in the current fiscal year.

12.	Income Taxes
The provision for income taxes consists of the following:

	Year Ended September 30,
	2024	2023	2022
	(in thousands)
Current
Federal	$—	$—	$—
State	761	560	231

	$761	$560	$231

Deferred
Federal	(494)	(7,392)	(47,879)
State	252	(1,913)	(4,342)

	$(242)	$(9,305)	$(52,221)

Provision/(Benefit) for income taxes	$519	$(8,745)	$(51,990)

The reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

	Year Ended September 30,
	2024	2023	2022
	(in thousands)
Income tax (benefit) provision at federal statutory rate	$(19,004)	$(26,555)	$(49,280)
(Reduction) increase in income taxes resulting from:
State taxes, net of federal tax benefit	(1,321)	(2,062)	(3,953)
Nondeductible stock compensation expenses	173	313	251
Permanent items	232	225	206
Change in valuation allowances	20,141	18,201	(22)
162(m) limitation	67	285	11
Impact of changing rates on deferred tax assets	501	499	(247)
Expired tax attributes	(612)	200	964
Other	342	149	80

Income tax provision (benefit)	$519	$(8,745)	$(51,990)

The components of the Company’s deferred taxes as of September 30, 2024 and 2023 are as follows:

	Year Ended September 30,
	2024	2023
	(in thousands)
Net operating loss carryforwards	$114,366	$125,306
Deferred credits	695	1,057
Other accrued expenses	1,562	1,234
Prepaids and other	252	556
Warrant liabilities	5,767	5,748
Other reserves and estimated losses	1,090	937
Operating lease liabilities	2,306	2,991
Deferred revenue	2,217	4,829
Interest expense carryforward	9,258	6,457

Gross deferred tax assets	$137,512	$149,115

Less: valuation allowance	(41,648)	(21,102)

Total net deferred tax assets	$95,864	$128,013

Operating lease right-of-use assets	(1,883)	(2,475)
Property and equipment	(102,253)	(131,805)
Unrealized loss/(gain) on equity investments	98	(2,148)

Total deferred tax liabilities	$(104,037)	$(136,427)

Net deferred tax liabilities	$(8,173)	$(8,414)

The Company has federal and state income tax net operating losses (“NOL”) carryforwards of $511.7 million and $226.9 million, which expire in fiscal years 2027-2038 and 2024-2044, respectively. Approximately $194.2 million of our federal NOL carryforwards are not subject to expiration. These NOL carryovers are only available to offset 80% of taxable income in years in which they are utilized due to tax law changes as a result of the Tax Cuts and Jobs Act. The Company also has $41.7 million of interest expense carryovers as a result of 163j limitations as of September 30, 2024.
The Company cannot conclude that it is more likely than not that the benefit from certain federal and state NOL carryforwards will not be realized. In recognition of this uncertainty, the Company has provided a valuation allowance of $41.6 million as of September 30, 2024 and $21.1 million as of September 30, 2023 on the deferred tax assets related to these NOL carryforwards. If or when recognized, the tax benefits related to any reversal of the valuation allowance on deferred tax assets will be recognized as a reduction of income tax expense.
The federal and state NOL carryforwards in the income tax returns filed included unrecognized tax benefits. The deferred tax assets recognized for those NOLs are presented net of these unrecognized tax benefits.
Because of the change of ownership provisions of the Tax Reform Act of 1986, use of a portion of our NOL and tax credit carryforwards may be limited in future periods. Further, a portion of the carryforwards may expire before being applied to reduce future income tax liabilities. The Company determined it had an ownership change in February of 2009. Based on the study conducted at that time, a portion of the federal NOLs were determined to be limited by IRC Section 382, resulting in the Company writing off a portion of its NOLs at that time. Additionally, the Company’s initial public offering in August of 2018 resulted in a change in ownership under Section 382 of the Internal Revenue Code. The Company completed an update to the analysis of any potential limitation on the use of its net operating losses under Section 382 for the fiscal year ended September 30, 2024. Based on such analysis, the Company does not believe any ownership changes during the review period will further limit its ability to use its current net operating losses to offset future taxable income, if any.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	Year Ended September 30,
	2024	2023
	(in thousands)
Unrecognized tax benefits—October 1	$4,866	$4,866
Gross decreases—tax positions in prior period	—	—
Gross increases—tax positions in prior period	—	—

Unrecognized tax benefits—September 30	$4,866	$4,866

The Company’s unrecognized tax benefits of $4.9 million and $4.9 million as of September 30, 2024 and 2023, respectively, is included as an offset to the net deferred tax asset balance. If recognized, the balance of the uncertain tax benefits would impact the effective tax rate.
We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. We have not recorded accrued penalties or interest related to the unrecognized tax benefits noted above as the amounts would result in an adjustment to NOL carryforwards.
We are subject to taxation in the United States and various states. As of September 30, 2024, the Company is no longer subject to U.S. federal or state examinations by taxing authorities for fiscal years prior to 2004.